UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-(888) 721-0102

Date of fiscal year end: May 31

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FORM N-Q

AUGUST 31, 2014

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 99.6%
CONSUMER DISCRETIONARY - 15.7%
Auto Components - 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	200,000	EUR	$303,785	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,504,422	(a)

Total Auto Components					1,808,207

Automobiles - 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		774,525	(b)

Diversified Consumer Services - 0.6%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	620,000		629,920	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	178,259	(c)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	260,000	GBP	465,091
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		214,137	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		531,600	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000		530,000	(a)

Total Diversified Consumer Services					2,549,007

Hotels, Restaurants & Leisure - 4.0%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	510,000		497,250	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	207,515		203,108	(a)(d)(e)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	840,746		812,323	(a)(d)(e)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		433,575	(b)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	230,000		215,050	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000		637,175	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	3,070,000		2,477,106
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	260,000		264,875	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	270,000		278,100	(a)(f)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		847,000	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		1,005,800	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	400,000		408,000	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		501,743	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		745,500	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,950,387
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	430,000		442,900	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		439,950	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,934,000		2,088,720	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	270,000		291,600
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	890,000		887,775	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	141,000		152,280	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,160,950

Total Hotels, Restaurants & Leisure					16,741,167

Household Durables - 1.0%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,020,000		1,091,400	(a)(b)(f)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	690,000		734,850

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Household Durables - (continued)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		$921,300	(b)
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	630,000		650,475	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	940,000		951,750	(a)(b)

Total Household Durables					4,349,775

Media - 6.6%
Altice SA, Senior Secured Notes	7.750%	5/15/22	1,300,000		1,384,500	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		313,563
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,289,250	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		281,450
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	140,921	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	218,970	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		267,500
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		75,075
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,719,375	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000		1,069,500	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000		213,028
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	710,000		720,650	(a)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	20,000		25,000
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	580,000		543,025
MDC Partners Inc., Senior Notes	6.750%	4/1/20	500,000		525,000	(a)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	330,000		363,066	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	2,092,689	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	925,272		1,082,568	(a)(f)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,210,000		1,247,812	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		1,298,009	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	200,000	EUR	316,136	(a)(f)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	922,000		1,175,979	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	352,000		443,263
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	231,000	EUR	337,669	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	180,000	EUR	248,041	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,614,546	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	710,000		781,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		892,500	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	300,000		328,500	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000		89,303	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	750,000	EUR	1,046,827	(c)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,615,700	(a)(b)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	840,000		835,800	(a)

Total Media					27,596,215

Multiline Retail - 0.2%
Neiman Marcus Group LLC, Senior Notes	8.000%	10/15/21	500,000		541,875	(a)
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		182,700	(b)

Total Multiline Retail					724,575

Specialty Retail - 2.4%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	260,000	GBP	481,170	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		747,250	(b)
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	210,000	EUR	208,327	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	2,260,076	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,238,398	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - (continued)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000	$2,031,062	(b)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	1,830,000	1,537,200	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	430,000	473,000	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000	153,000	(a)(f)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	925,000	941,187	(a)(f)

Total Specialty Retail				10,070,670

Textiles, Apparel & Luxury Goods - 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	570,000	558,600	(a)(f)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000	661,375	(a)(b)

Total Textiles, Apparel & Luxury Goods				1,219,975

TOTAL CONSUMER DISCRETIONARY				65,834,116

CONSUMER STAPLES - 3.3%
Beverages - 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	600,000	615,000	(a)
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	630,000	715,050

Total Beverages				1,330,050

Food & Staples Retailing - 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	850,000	814,937	(a)

Food Products - 2.3%
Alicorp SAA, Senior Notes	3.875%	3/20/23	320,000	316,064	(a)
BRF SA, Senior Notes	4.750%	5/22/24	951,000	962,887	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	930,000	1,020,675	(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	820,000	827,175	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	780,000	781,950	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	480,000	505,200	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	440,000	469,700	(c)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	610,000	622,017	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	420,000	454,650	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,300,000	1,387,750	(a)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	1,990,000	1,915,375	(a)(b)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	296,000	310,060	(a)

Total Food Products				9,573,503

Household Products - 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	380,188

Media - 0.1%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	170,000	171,275	(a)

Personal Products - 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000	522,720	(a)(b)

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	790,000	793,950

TOTAL CONSUMER STAPLES				13,586,623

ENERGY - 16.2%
Energy Equipment & Services - 1.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	420,000	447,300	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	490,000	534,100	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	640,000	649,600	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	530,000	503,500	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,090,000	1,095,450	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Energy Equipment & Services - (continued)
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	500,000	$545,000	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	660,000	688,050	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	570,000	604,200	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000	883,350
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	730,000	761,938	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	460,000	418,025	(a)

Total Energy Equipment & Services				7,130,513

Oil, Gas & Consumable Fuels - 14.5%
Afren PLC, Senior Secured Notes	6.625%	12/9/20	1,970,000	1,886,669	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	64,339
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	345,480	(b)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,010,000	723,412
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	488,050
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	200,000	200,500	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	520,000	546,000
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	666,500
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	840,000	978,600	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000	830,375	(b)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	171,271	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000	678,000	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	844,312
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	633,019	559,035	(a)(f)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	333,187	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	808,925	902,963	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	900,000	1,100,880	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	227,000	260,483
Ecopetrol SA, Senior Notes	5.875%	5/28/45	260,000	281,700
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	900,000	822,375	(a)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,584,450	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	96,145
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	629,269	(b)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	510,000	519,537
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	420,000	457,800	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	970,000	1,071,850	(a)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	644,000	661,043	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	490,000	530,425
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,110,000	1,173,825
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,179,279	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	770,000	850,850
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	290,000	295,800	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,622,955	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	510,880	(c)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,240,000	1,357,800
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	143,000	153,010
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	720,000	(g)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	550,000	607,750	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	521,850	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	600,000	631,500
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	780,000	804,375
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	480,000	486,960	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	870,000	906,975	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	869,700	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	900,000	913,500	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	382,000	402,055	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	283,000	297,857	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000		$4,191,412	(h)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000		434,313	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000		1,839,510	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,650,000		2,050,125	(h)
Petroleos Mexicanos, Notes	6.375%	1/23/45	644,000		780,850	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000		1,096,100	(b)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,220,000		1,329,495	(b)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000		1,100,985	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,485,000		1,680,402	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000		542,681	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000		1,098,500	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	560,000		551,880	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,980,000		2,054,646	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,160,000		1,015,000
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	407,000		492,979	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000		1,025,863	(a)(b)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	7/15/22	500,000		511,250	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000		307,500	(c)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	650,000		687,375	(a)(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,840,000		1,886,000
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	250,000		261,250
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000		545,700	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	450,000		454,500	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	370,000		408,850
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000		542,472	(a)
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	300,000		308,250	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	440,000		470,250	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000		632,354	(b)

Total Oil, Gas & Consumable Fuels					60,842,063

TOTAL ENERGY					67,972,576

FINANCIALS - 14.7%
Banks - 8.8%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	200,000	EUR	266,223	(c)
Banco Espirito Santo SA, Senior Notes	4.750%	1/15/18	500,000	EUR	664,132	(c)
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		551,516	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,813,503	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000		2,835,173	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000		5,625,000
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,535,938	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	870,000		1,014,638	(a)(b)(i)(j)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,656,971	(a)(b)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	2,260,000		2,285,536	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	4,280,000		4,410,540	(i)(j)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,880,000		1,928,780	(b)(j)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		545,100	(b)(i)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,920,000		3,193,186	(b)

Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	340,000		396,292
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,280,000	AUD	1,420,984	(c)(i)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		639,220	(a)
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	3,040,000		2,910,800	(a)(i)(j)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	1,170,000		1,224,112	(b)(i)(j)

Total Banks					36,917,644

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Capital Markets - 1.5%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		$376,181	(b)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,729,931	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		3,089,735	(b)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		455,123	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		544,660	(b)

Total Capital Markets					6,195,630

Consumer Finance - 1.0%
American Express Co., Notes	7.000%	3/19/18	260,000		306,398	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,242,774	(c)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,165,800	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000		688,058
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	340,000		357,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	300,000		318,750	(a)

Total Consumer Finance					4,078,780

Diversified Financial Services - 1.6%
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		740,147	(b)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		530,938
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,857,937	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		3,099,250	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		538,750	(a)(b)(i)

Total Diversified Financial Services					6,767,022

Insurance - 1.4%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		4,935,980	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		494,500	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		580,650	(a)

Total Insurance					6,011,130

Real Estate Management & Development - 0.4%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	380,000		413,250	(c)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,110,000		1,180,763	(a)

Total Real Estate Management & Development					1,594,013

TOTAL FINANCIALS					61,564,219

HEALTH CARE - 4.4%
Health Care Equipment & Supplies - 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	750,000		762,187
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	550,000		566,844	(a)(f)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,280,000		1,300,800
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	906,714	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	566,696	(c)

Total Health Care Equipment & Supplies					4,103,241

Health Care Providers & Services - 2.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	670,000		785,575	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,068,200	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,319,820	(c)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000		783,837
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,340,000		1,453,900	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		117,150	(a)(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,375,316	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	950,000		1,009,375
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		316,463	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	146,000	EUR	204,306	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	760,000		876,850
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	610,000		613,050

Total Health Care Providers & Services					10,923,842

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Pharmaceuticals - 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	$2,070,877	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	750,000		767,812	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	420,000		456,750	(a)

Total Pharmaceuticals					3,295,439

TOTAL HEALTH CARE					18,322,522

INDUSTRIALS - 13.0%
Aerospace & Defense - 1.2%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,090,000		1,098,175	(a)(b)
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000		603,625	(b)
Erickson Inc., Secured Notes	8.250%	5/1/20	1,291,000		1,287,773	(b)
GenCorp Inc., Secured Notes	7.125%	3/15/21	420,000		454,650
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	370,000		376,475	(a)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	1,290,000		1,314,187	(a)

Total Aerospace & Defense					5,134,885

Air Freight & Logistics - 0.1%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	550,000		574,750	(a)

Airlines - 0.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000		324,121	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	311,897		337,628	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	326,417		379,884	(b)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	260,000		275,600	(a)(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,615,821	(c)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		152,215	(b)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	270,000		286,200

Total Airlines					3,371,469

Building Products - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	760,000		752,400	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	550,000		580,250	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		383,760	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	902,154	(a)

Total Building Products					2,618,564

Commercial Services & Supplies - 1.8%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	200,000		205,750	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		519,800	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,620,000		1,741,500
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		475,150	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,786,000		1,942,275	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	309,000		336,037	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	700,000		710,500	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,068,870	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	270,000		295,650

Total Commercial Services & Supplies					7,295,532

Construction & Engineering - 2.2%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	540,000	EUR	767,019	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000		579,600	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Construction & Engineering - (continued)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	550,000		$563,063	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	1,477,000		1,525,764	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	830,000		825,850	(a)(f)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	970,000		1,003,950	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	800,000		832,000	(a)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	470,000		474,700	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	480,000		498,000	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,660,000		1,628,377	(a)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	411,000		420,761	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	197,780		211,775	(a)

Total Construction & Engineering					9,330,859

Electrical Equipment - 0.3%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		606,200	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	490,000		523,075	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	136,917	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	141,249	(a)

Total Electrical Equipment					1,407,441

Industrial Conglomerates - 0.3%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	200,000		216,500	(a)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000		226,000	(a)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		577,125
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	380,000		407,009	(a)(b)

Total Industrial Conglomerates					1,426,634

Machinery - 1.7%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	320,000		345,600	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,594,300	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	280,000		297,500	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		767,550
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,620,000	EUR	2,329,752	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	560,715	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	340,000	EUR	501,692	(c)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	480,000		534,000	(a)

Total Machinery					6,931,109

Marine - 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	980,009		850,278	(f)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	505,000		507,525
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	790,000		825,550	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	570,000		610,613

Total Marine					2,793,966

Road & Rail - 1.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	670,000		710,200	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,000,000		1,062,500	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	490,000		518,175	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,200,000	EUR	1,673,079	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	292,789	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,460,000		1,593,225	(a)(b)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	440,000		451,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Road & Rail - (continued)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	872,000		$928,680	(b)

Total Road & Rail					7,229,648

Trading Companies & Distributors - 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	980,000		1,075,550	(b)

Transportation - 1.1%
CMA CGM, Senior Notes	8.500%	4/15/17	710,000		731,300	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000		964,600	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000		1,125,425	(a)(f)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	910,000		905,450	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	710,000		729,525	(a)

Total Transportation					4,456,300

Transportation Infrastructure - 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	450,000		469,125	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	220,000		235,972	(a)

Total Transportation Infrastructure					705,097

TOTAL INDUSTRIALS					54,351,804

INFORMATION TECHNOLOGY - 2.0%
Electronic Equipment, Instruments & Components - 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	680,000		703,800
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	498,282	(a)

Total Electronic Equipment, Instruments & Components					1,202,082

Internet Software & Services - 0.4%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	350,000		359,625	(a)(f)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		682,925
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		584,550

Total Internet Software & Services					1,627,100

IT Services - 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	730,000		700,800	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	380,000		416,100	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	840,000		1,029,000
First Data Corp., Senior Secured Notes	6.750%	11/1/20	663,000		719,355	(a)(b)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	654,000		776,625

Total IT Services					3,641,880

Software - 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	550,000		585,750	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	890,000	EUR	1,274,663	(a)

Total Software					1,860,413

TOTAL INFORMATION TECHNOLOGY					8,331,475

MATERIALS - 12.8%
Chemicals - 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	382,000		391,550	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	390,000		398,775	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	1,097,884	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	540,932	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	423,974	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		586,058	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Chemicals - (continued)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		$266,875	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	150,000		141,000
OCP SA, Senior Notes	5.625%	4/25/24	800,000		848,000	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	360,000	EUR	488,253	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	370,000	EUR	501,816	(c)

Total Chemicals					5,685,117

Construction Materials - 1.1%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		344,700	(a)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	140,000		134,050	(c)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		651,750	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	450,000		533,250	(c)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,370,000		1,465,900	(c)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	780,000		770,250	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	680,000		693,600	(a)

Total Construction Materials					4,593,500

Containers & Packaging - 2.3%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	650,000		676,813	(a)(f)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,455,411	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,182,600	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	176,471		180,441	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	790,000		807,775	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	850,000		875,500	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	840,000		896,700	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	150,000		163,125
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,890,000		2,045,925
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	540,000		558,225	(a)

Total Containers & Packaging					9,842,515

Metals & Mining - 6.5%
ArcelorMittal, Senior Notes	6.750%	2/25/22	50,000		56,060
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	510,000		526,575	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	670,000		610,538	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,500,000		1,510,312	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	600,000		630,116	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		475,052	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		472,950	(a)
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	800,000		823,000	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		234,313	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		973,915	(c)
Evraz Group SA, Senior Notes	6.500%	4/22/20	810,000		724,950	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,120,000		1,230,600	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,639,687	(a)(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	440,000		438,350	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	810,000		157,950	(a)(d)(g)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	260,000		217,750
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	420,000		472,500	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,250,000		1,318,750	(a)(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	227,000		253,105
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	540,000		576,450
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	670,000		646,215	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - (continued)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	470,000		$497,613	(a)(f)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	550,000	EUR	763,503	(a)(f)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	500,000		482,500	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,410,000		2,359,028	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,020,000		836,400	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		397,750
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	340,000		365,500	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	130,000		139,750	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	550,000		624,250
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	560,000		632,100
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	560,000		582,680	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		3,971,954	(h)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		874,405	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		187,200	(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	460,000		480,700	(a)

Total Metals & Mining					27,184,471

Paper & Forest Products - 1.5%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,800,000		1,617,750	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000		238,707	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000		254,361
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		311,500	(a)(b)
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000		200,000
Inversiones CMPC SA, Notes	4.750%	1/19/18	460,000		489,065	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	260,000		259,612	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000		312,144	(a)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	660,000		655,215	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,200,000		1,161,000	(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000		675,200
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000		110,273

Total Paper & Forest Products					6,284,827

TOTAL MATERIALS					53,590,430

TELECOMMUNICATION SERVICES - 13.9%
Diversified Telecommunication Services - 10.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,233,000		2,322,320	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	630,000		679,594	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		388,379	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	3,840,000		4,070,400	(b)
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	900,000		954,000	(a)(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	270,000		280,781	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	3,670,000		3,670,000	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000		2,085,600	(b)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		273,693	(b)

Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		405,937
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,945,000		2,163,812	(b)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		439,000	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,346,152	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		683,100	(a)(b)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	590,000		590,723	(a)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	420,000		416,850	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	640,000		698,400

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Telecommunication Services - (continued)
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,110,000		$1,257,075	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		374,557	(c)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,280,816	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,858,007	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	594,562	(c)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	7,940,000		8,996,179	(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,370,000		4,675,900	(b)

Total Diversified Telecommunication Services					42,505,837

Wireless Telecommunication Services - 3.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		566,546	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		973,125	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,062,552	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	740,000	GBP	1,260,760	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		1,166,200	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,580,000		2,889,600	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,780,000		2,120,425	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,440,000		1,548,000	(a)(b)
Sprint Corp., Senior Notes	7.125%	6/15/24	2,680,000		2,743,650	(a)(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	755,000		801,244
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	460,000		416,806	(a)

Total Wireless Telecommunication Services					15,548,908

TOTAL TELECOMMUNICATION SERVICES					58,054,745

UTILITIES - 3.6%
Electric Utilities - 1.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000		1,321,600	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		424,650	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	370,000		398,675	(a)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	326,791		348,850	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,150,000		1,253,500	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		437,988	(c)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	206,095		213,566	(g)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	300,000		295,343	(a)

Total Electric Utilities					4,694,172

Gas Utilities - 0.3%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	320,000		320,000	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000		193,740	(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	480,000		518,400	(a)

Total Gas Utilities					1,032,140

Independent Power and Renewable Electricity Producers - 2.1%
AES Gener SA, Notes	5.250%	8/15/21	450,000		480,197	(a)(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,567,000		2,862,205	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000		836,828	(a)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	240,000		244,571
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,430,000		1,530,100	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	900,000		960,750	(a)

Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	85,129		91,620
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614		1,768,612

Total Independent Power and Renewable Electricity Producers					8,774,883

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000		493,025	(a)

TOTAL UTILITIES					14,994,220

TOTAL CORPORATE BONDS & NOTES (Cost - $389,901,622)					416,602,730

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
ASSET-BACKED SECURITIES - 0.4%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		$1	(a)(d)(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.912%	3/18/29	425,000		383,714	(i)
Greenpoint Manufactured Housing, 1999-3 2A2	3.528%	6/19/29	200,000		174,000	(i)
Greenpoint Manufactured Housing, 1999-4 A2	3.654%	2/20/30	200,000		174,000	(i)
Greenpoint Manufactured Housing, 2001-2 IA2	3.656%	2/20/32	325,000		300,511	(i)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	475,000		432,995	(i)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(a)(d)(g)(k)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		1	(a)(d)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $1,561,056)					1,465,222

CONVERTIBLE BONDS & NOTES - 0.3%
MATERIALS - 0.2%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	220,000		203,236
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	698,000		698,000	(a)(d)(e)

TOTAL MATERIALS					901,236

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,546,000	MXN	379,659	(a)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,257,309)					1,280,895

SENIOR LOANS - 2.2%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000		720,650	(l)(m)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	725,000		795,687	(l)(m)

Total Hotels, Restaurants & Leisure					1,516,337

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000		273,488	(l)(m)

TOTAL CONSUMER DISCRETIONARY					1,789,825

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	310,000		303,283	(l)(m)

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	570,000		574,750	(l)(m)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	610,000		606,950	(d)(l)(m)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	700,000		704,375	(l)(m)

TOTAL HEALTH CARE					1,886,075

MATERIALS - 0.3%
Chemicals - 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	400,000	EUR	549,231	(l)(m)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000		557,888	(l)(m)

TOTAL MATERIALS					1,107,119

UTILITIES - 1.0%
Independent Power and Renewable Electricity Producers - 1.0%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	4,122,177		4,142,359	(l)(m)

TOTAL SENIOR LOANS (Cost - $9,167,135)					9,228,661

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 20.2%
Argentina - 0.6%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,655,000		$2,450,363

Brazil - 1.6%
Federative Republic of Brazil, Notes	10.000%	1/1/17	14,975,000	BRL	6,529,595

Chile - 0.3%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		375,876	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,050,193	(a)(b)

Total Chile					1,426,069

Colombia - 1.4%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		790,160
Republic of Colombia, Senior Bonds	4.000%	2/26/24	540,000		565,650
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000		3,344,016	(h)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		410,025
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		604,572

Total Colombia					5,714,423

Costa Rica - 0.1%
Republic of Costa Rica, Notes	7.000%	4/4/44	510,000		545,700	(a)

Croatia - 0.4%
Republic of Croatia, Notes	5.500%	4/4/23	850,000		891,395	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	370,000		412,550	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		471,915	(c)

Total Croatia					1,775,860

Ecuador - 0.2%
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	981,000		1,049,670	(a)

Gabon - 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	470,000		518,175	(a)

Hungary - 0.4%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,414,000		1,562,470

Indonesia - 1.8%
Republic of Indonesia, Notes	3.750%	4/25/22	1,590,000		1,578,075	(c)
Republic of Indonesia, Notes	5.250%	1/17/42	3,170,000		3,245,287	(c)
Republic of Indonesia, Notes	5.250%	1/17/42	420,000		429,975	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		188,925	(c)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		201,450	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,642,000		1,873,933	(a)

Total Indonesia					7,517,645

Ivory Coast - 0.5%
Republic of Cote D’Ivoire, Bonds	5.375%	7/23/24	2,140,000		2,107,900	(a)

Kenya - 0.1%
Republic of Kenya, Senior Notes	5.875%	6/24/19	350,000		364,525	(a)

Lithuania - 0.4%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,300,000		1,530,750	(a)

Mexico - 1.4%
United Mexican States, Bonds	8.000%	6/11/20	30,168,400	MXN	2,652,909

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Mexico - (continued)
United Mexican States, Bonds	6.500%	6/9/22	1,717,900	MXN	$139,558
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	889,958
United Mexican States, Bonds	8.500%	11/18/38	179,400	MXN	16,915
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		155,620	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		1,920,040	(h)
United Mexican States, Senior Notes	4.000%	10/2/23	4,000		4,245

Total Mexico					5,779,245

Pakistan - 0.5%
Republic of Pakistan, Bonds	7.250%	4/15/19	1,780,000		1,815,600	(a)
Republic of Pakistan, Senior Bonds	6.875%	6/1/17	200,000		206,000	(c)

Total Pakistan					2,021,600

Panama - 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	1,000		1,290

Paraguay - 0.2%
Republic of Paraguay, Senior Notes	6.100%	8/11/44	660,000		709,500	(a)

Peru - 1.2%
Republic of Peru, Bonds	6.550%	3/14/37	1,083,000		1,407,900
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		67,500
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,314,000		3,632,980	(h)
Republic of Peru, Senior Bonds	5.625%	11/18/50	39,000		46,215

Total Peru					5,154,595

Poland - 1.0%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,160,000		1,380,952	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		1,009,605	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	1,582,000		1,780,541	(b)

Total Poland					4,171,098

Russia - 2.3%
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	1,000,000		986,200	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	4,681,632		5,220,020	(c)(h)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	3,600,000		3,537,360	(a)(h)

Total Russia					9,743,580

Sri Lanka - 0.1%
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	600,000		619,500	(a)

Turkey - 2.6%
Republic of Turkey, Notes	6.750%	5/30/40	602,000		725,561	(b)
Republic of Turkey, Notes	4.875%	4/16/43	500,000		487,500
Republic of Turkey, Senior Bonds	5.625%	3/30/21	270,000		298,161
Republic of Turkey, Senior Bonds	5.750%	3/22/24	480,000		535,440
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000		3,416,010	(b)
Republic of Turkey, Senior Notes	3.250%	3/23/23	6,000,000		5,634,000	(h)

Total Turkey					11,096,672

Ukraine - 0.1%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	263,000		233,136	(c)

Venezuela - 2.9%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000		363,723
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	11,041,000		10,152,199	(b)(c)(h)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000		190,200
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,608,000		1,226,100	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Venezuela - (continued)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	160,000	$127,600	(c)

Total Venezuela				12,059,822

TOTAL SOVEREIGN BONDS (Cost - $82,347,650)				84,683,183

			SHARES
COMMON STOCKS - 1.9%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co.			30,712	534,696

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			46,209	92,418	*(d)(e)

TOTAL CONSUMER DISCRETIONARY				627,114

FINANCIALS - 1.2%
Banks - 1.1%
Citigroup Inc.			75,394	3,894,100	(b)
JPMorgan Chase & Co.			12,923	768,272

Total Banks				4,662,372

Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			7,179	292,688	*

TOTAL FINANCIALS				4,955,060

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			8,500	408,000	*(d)(e)

INDUSTRIALS - 0.4%
Marine - 0.4%
DeepOcean Group Holding AS			56,705	1,607,473	*(d)(e)
Horizon Lines Inc., Class A Shares			402,515	161,006	*

TOTAL INDUSTRIALS				1,768,479

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			1,991,337	167,383	*

TOTAL COMMON STOCKS (Cost - $8,131,496)				7,926,036

	RATE
PREFERRED STOCKS - 1.1%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Rex Energy Corp.	6.000%		3,500	382,613
SandRidge Energy Inc.	8.500%		4,700	479,400

TOTAL ENERGY				862,013

FINANCIALS - 0.9%
Capital Markets - 0.3%
State Street Corp.	5.900%		50,776	1,325,254	(i)

Consumer Finance - 0.6%
GMAC Capital Trust I	8.125%		90,029	2,419,979	(i)

Diversified Financial Services - 0.0%
Citigroup Capital XIII	7.875%		5,950	162,078	(i)

TOTAL FINANCIALS				3,907,311

TOTAL PREFERRED STOCKS (Cost - $4,450,056)				4,769,324

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $82,925)		4/15/20	2,675	$60,188

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $496,899,249)				526,016,239

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 1.6%
Repurchase Agreements - 1.6%
Barclays Capital Inc. repurchase agreement dated 8/29/14; Proceeds at maturity - $6,600,007; (Fully collateralized by U.S. government obligations, 0.875% due 9/15/16; Market value - $6,732,656 (Cost - $6,600,000)	0.010%	9/2/14	6,600,000	6,600,000

TOTAL INVESTMENTS - 127.3% (Cost - $503,499,249#)				532,616,239
Liabilities in Excess of Other Assets - (27.3)%				(114,125,858)

TOTAL NET ASSETS - 100.0%				$418,490,381

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Illiquid security.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(g)	The coupon payment on these securities is currently in default as of August 31, 2014.

(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	Value is less than $1.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

Summary of Investments by Country (unaudited)**

United States	47.2%
United Kingdom	5.7
Brazil	5.5
Mexico	5.2
Russia	3.2
Luxembourg	2.7
Turkey	2.3
Germany	2.3
Venezuela	2.3
Colombia	2.2
Indonesia	2.0
France	1.7
Spain	1.4
Peru	1.3
Chile	1.2
Italy	1.1
Australia	1.1
Poland	1.0
Ireland	0.9
South Africa	0.8
India	0.6
Argentina	0.6
Switzerland	0.5
Norway	0.4
Ivory Coast	0.4
Singapore	0.4
Pakistan	0.4
Croatia	0.3
Netherlands	0.3
Malaysia	0.3
Hungary	0.3
Lithuania	0.3
Belgium	0.3
United Arab Emirates	0.3
China	0.2
Trinidad and Tobago	0.2
Hong Kong	0.2
Canada	0.2
Ecuador	0.2
Qatar	0.2
Portugal	0.2
Morocco	0.2
Paraguay	0.1
Sri Lanka	0.1
Bahamas	0.1
Sweden	0.1
Costa Rica	0.1
Gabon	0.1
Kenya	0.1
Ukraine	0.0	†
Panama	0.0	†
Cayman Islands	0.0	†
Short-Term Investments	1.2

	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of August 31, 2014 and are subject to change.

†	Represents less than 0.1%.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$64,818,685	$1,015,431	$65,834,116
Other corporate bonds & notes	—	350,768,614	—	350,768,614
Asset-backed securities	—	1,465,222	—	1,465,222
Convertible bonds & notes:
Materials	—	203,236	698,000	901,236
Other convertible bonds & notes	—	379,659	—	379,659
Senior loans	—	9,228,661	—	9,228,661
Sovereign bonds	—	84,683,183	—	84,683,183
Common stocks:
Consumer discretionary	$534,696	—	92,418	627,114
Health care	—	—	408,000	408,000
Industrials	161,006	—	1,607,473	1,768,479
Other common stocks	5,122,443	—	—	5,122,443
Preferred stocks	4,769,324	—	—	4,769,324
Warrants	—	60,188	—	60,188

Total long-term investments	$10,587,469	$511,607,448	$3,821,322	$526,016,239

Short-term investments†	—	6,600,000	—	6,600,000

Total investments	$10,587,469	$518,207,448	$3,821,322	$532,616,239

Other financial instruments:
Forward foreign currency contracts	—	$1,244,823	—	$1,244,823

Total	$10,587,469	$519,452,271	$3,821,322	$533,861,062

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$136,214	—	—	$136,214
Forward foreign currency contracts	—	$53,886	—	53,886

Total	$136,214	$53,886	—	$190,100

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase

Notes to Schedule of Investments (unaudited) (continued)

transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense”. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended August 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of August 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $53,886. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$37,351,241
Gross unrealized depreciation	(8,234,251)

Net unrealized appreciation	$29,116,990

Transactions in reverse repurchase agreements for the Fund during the period ended August 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$32,439,749	0.59%	$32,439,749

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.30% to 0.90% during the period ended August 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $48,160.

Notes to Schedule of Investments (unaudited) (continued)

At August 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.60%	7/18/2012	TBD	*	$5,451,829
Deutsche Bank Securities Inc.	0.40%	6/27/2013	TBD	*	2,982,904
Deutsche Bank Securities Inc.	0.90%	6/27/2013	TBD	*	5,836,554
Deutsche Bank Securities Inc.	0.55%	9/6/2013	TBD	*	2,828,406
Deutsche Bank Securities Inc.	0.30%	9/13/2013	TBD	*	1,692,306
Deutsche Bank Securities Inc.	0.35%	9/13/2013	TBD	*	1,611,914
Deutsche Bank Securities Inc.	0.40%	9/13/2013	TBD	*	2,525,673
Deutsche Bank Securities Inc.	0.50%	9/13/2013	TBD	*	2,201,979
Deutsche Bank Securities Inc.	0.55%	11/14/2013	TBD	*	3,116,125
Deutsche Bank Securities Inc.	0.55%	12/5/2013	TBD	*	1,746,691
Deutsche Bank Securities Inc.	0.55%	12/6/2013	TBD	*	2,445,368

					$32,439,749

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On August 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $40,594,554.

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	341	12/14	$40,511,095	$40,523,055	$(11,960)
U.S. Treasury 10-Year Notes	369	12/14	46,289,027	46,413,281	(124,254)

Net unrealized depreciation on open futures contracts					$(136,214)

At August 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	Barclays Bank PLC	2,400,000	$3,154,977	11/14/14	$(53,886)
Mexican Peso	Morgan Stanley & Co.	52,397,085	3,988,452	11/14/14	50,835

					(3,051)

Contracts to Sell:
Brazilian Real	Citibank N.A.	3,751,392	1,656,044	10/15/14	565
British Pound	Credit Suisse	1,508,000	2,502,007	11/14/14	35,301
British Pound	UBS AG	1,821,298	3,021,817	11/14/14	45,593
Euro	Citibank N.A.	17,208,976	22,622,466	11/14/14	430,627
Euro	Credit Suisse	4,000,753	5,259,284	11/14/14	90,283
Euro	UBS AG	24,413,617	32,093,496	11/14/14	580,981
Polish Zloty	Citibank N.A.	1,746,895	543,062	11/14/14	10,638

					1,193,988

Net unrealized appreciation on open forward foreign currency contracts					$1,190,937

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(136,214)	—	—	$(136,214)
Foreign Exchange Risk	—	$1,244,823	$(53,886)	1,190,937

Total	$(136,214)	$1,244,823	$(53,886)	$1,054,723

During the period ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$86,879,383
Forward foreign currency contracts (to buy)	10,784,415
Forward foreign currency contracts (to sell)	76,087,074

Average Notional Balance
Credit default swap contracts (to buy protection)†	$11,679,525

†	At August 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 24, 2014